Exhibit 10.1

Rule 62(b) Bond and Supersedeas Bond	Travelers Casualty and Surety
Company of America
One Tower Square, Hartford, CT 06183
     IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA

In re Apollo Group Inc. Securities Litigation	Bond No.	105036869

	Index or
	Cause No.	Master File No.
		CV-04-2147- PHX-JAT (LEAD)
		CV 04-2204-PHX-JAT
		(Consolidated)
		CV 04-2334-PHX-JAT
		(Consolidated)
KNOW ALL PEOPLE BY THESE PRESENTS, this bond is being filed on behalf of the Defendants , Apollo Group Inc., Todd S. Nelson and Kenda B. Gonzales (collectively “Defendants”) by Apollo Group, Inc., as Principal, and that Apollo Group, Inc. and Travelers Casualty and Insurance Company of America, a corporation organized under the laws of the State of Connecticut and authorized to do business in the State of Arizona, as Surety, are held and firmly bound unto Policeman’s Annuity and Benefit Fund of Chicago and the class of plaintiffs it represents, as Obligee, in the maximum aggregate penal sum of Ninety Five Million and no/100ths Dollars ($95,000,000.00), lawful money of the United States of America, for which payment well and truly to be made we bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, firmly by this instrument.
On January 30, 2008, in a consolidated class action pending in the above court, with Policemen’s Annuity and Benefit Fund of Chicago, et al, as lead plaintiff, judgment was rendered against Defendants and duplicates of the judgment were filed in consolidated cases CV 04-2204-PHX-JAT and CV 04-2334-PHX-JAT, and Defendants having filed post-trial motions (Doc. Nos. 523, 524 and 525) with the above court, and having applied for and obtained an Order in the above court staying enforcement of such judgment during the pendency of the post trial motions, and Defendants intending, if the post-trial motions are denied, to file a notice of appeal from such judgment to the United States Court of Appeals for the Ninth Circuit and in connection therewith to seek a continued stay in enforcement of such judgment during the pendency of any appeal,
THEREFORE, the condition of this obligation is that if Defendants shall prosecute their post trial motions to effect and shall satisfy the judgment in full, together with costs, interest and damages for delay if the post trial motions are denied and no appeal taken, or if an appeal is taken shall prosecute their appeal to effect, and if the appeal is dismissed or the judgment is affirmed shall satisfy in full such judgment as modified together with such costs, interest and damages for delay as the Court of Appeals may adjudge and award, subject however to the maximum aggregate penal sum stated herein, this obligation shall be void; otherwise it shall remain in full force and effect. In no event shall the maximum aggregate liability of the Surety under this Bond exceed Ninety Five Million and no/100ths Dollars ($95,000,000.00).

Travelers Casualty and Surety Company of America, as surety, submits itself to the jurisdiction of the District Court and irrevocably appoints the clerk of the District Court as Travelers’ agent upon whom any papers effecting its liability on this obligation may be served.
SIGNED, SEALED AND DATED this 15th day of February, 2008.

APOLLO GROUP, INC.

By:	/s/ Joseph L. D’Amico

Principal

Travelers Casualty and Surety Company of
America

By:	/s/ David G. Jensen

David G. Jensen, Attorney-in-Fact

WARNING: THIS POWER OF ATTORNEY IS INVALID WITHOUT THE RED BORDER

POWER OF ATTORNEY
Farmington Casualty Company	St. Paul Guardian Insurance Company
Fidelity and Guaranty Insurance Company	St. Paul Mercury Insurance Company
Fidelity and Guaranty Insurance Underwriters, Inc.	Travelers Casualty and Surety Company
Seaboard Surety Company	Travelers Casualty and Surety Company of America
St. Paul Fire and Marine Insurance Company	United States Fidelity and Guaranty Company

Attorney-In Fact No. 219472	Certificate No. 002138721
KNOW ALL MEN BY THESE PRESENTS: That Seaboard Surety Company is a corporation duly organized under the laws of the State of New York, that St. Paul Fire and Marine Insurance Company, St. Paul Guardian Insurance Company and St. Paul Mercury Insurance Company are corporations duly organized under the laws of the State of Minnesota, that Farmington Casualty Company, Travelers Casualty and Surety Company, and Travelers Casualty and Surety Company of America are corporations duly organized under the laws of the State of Connecticut, that United States Fidelity and Guaranty Company is a corporation duly organized under the laws of the State of Maryland, that Fidelity and Guaranty Insurance Company is a corporation duly organized under the laws of the State of Iowa, and that Fidelity and Guaranty Insurance Underwriters, Inc. is a corporation duly organized under the laws of the State of Wisconsin (herein collectively called the “Companies”), and that the Companies do hereby make, constitute and appoint
David G. Jensen. Terry Crull, Maryann Carafello, Brandy L. Balch, and Ethan Baker
of the City of Phoenix , State of Arizona, their true and lawful Attorney(s)-in-Fact, each in their separate capacity if more than one is named above, to sign, execute, seal and acknowledge any and all bonds, recognizances, conditional undertakings and other writings obligatory in the nature thereof on behalf of the Companies in their business of guaranteeing the fidelity of persons, guaranteeing the performance of contracts and executing or guaranteeing bonds and undertakings required or permitted in any actions or proceedings allowed by law.
IN WITNESS WHEREOF, the Companies have caused this instrument to be signed and their corporate seals to be hereto affixed, this 9th day of January, 2008.

Farmington Casualty Company	St. Paul Guardian Insurance Company
Fidelity and Guaranty Insurance Company	St. Paul Mercury Insurance Company
Fidelity and Guaranty Insurance Underwriters, Inc.	Travelers Casualty and Surety Company
Seaboard Surety Company	Travelers Casualty and Surety Company of America
St. Paul Fire and Marine Insurance Company	United States Fidelity and Guaranty Company

State of Connecticut	By:	/s/ George W. Thompson
City of Hartford ss.		George W. Thompson, Senior Vice President

On this 9th day of January, 2008, before me personally appeared George W. Thompson, who acknowledged himself to be the Senior Vice President of Farmington Casualty Company, Fidelity and Guaranty Insurance Company, Fidelity and Guaranty Insurance Underwriters, Inc., Seaboard Surety Company, St. Paul Fire and Marine Insurance Company, St. Paul Guardian Insurance Company, St. Paul Mercury Insurance Company, Travelers Casualty and Surety Company, Travelers Casualty and Surety Company of America, and United States Fidelity and Guaranty Company, and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporations by himself as a duly authorized officer.

In Witness Whereof, I hereunto set my hand and official seal.	/s/ Marie C. Tetreault
My Commission expires the 30th day of June, 2011.	Marie C. Tetreault, Notary Public

58440-5-07 Printed in U.S.A.
WARNING: THIS POWER OF ATTORNEY IS INVALID WITHOUT THE RED BORDER

WARNING: THIS POWER OF ATTORNEY IS INVALID WITHOUT THE RED BORDER
This Power of Attorney is granted under and by the authority of the following resolutions adopted by the Boards of Directors of Farmington Casualty Company, Fidelity and Guaranty Insurance Company, Fidelity and Guaranty Insurance Underwriters, Inc., Seaboard Surety Company, St. Paul Fire and Marine Insurance Company, St. Paul Guardian Insurance Company, St. Paul Mercury Insurance Company, Travelers Casualty and Surety Company, Travelers Casualty and Surety Company of America, and United States Fidelity and Guaranty Company, which resolutions are now in full force and effect, reading as follows:
RESOLVED, that the Chairman, the President, any Vice Chairman, any Executive Vice President, any Senior Vice President, any Vice President, any Second Vice President, the Treasurer, any Assistant Treasurer, the Corporate Secretary or any Assistant Secretary may appoint Attorneys-in-Fact and Agents to act for and on behalf of the Company and may give such appointee such authority as his or her certificate of authority may prescribe to sign with the Company’s name and seal with the Company’s seal bonds, recognizances, contracts of indemnity, and other writings obligatory in the nature of a bond, recognizance, or conditional undertaking, and any of said officers or the Board of Directors at any time may remove any such appointee and revoke the power given him or her; and it is
FURTHER RESOLVED, that the Chairman, the President, any Vice Chairman, any Executive Vice President, any Senior Vice President or any Vice President may delegate all or any part of the foregoing authority to one or more officers or employees of this Company, provided that each such delegation is in writing and a copy thereof is filed in the office of the Secretary; and it is
FURTHER RESOLVED, that any bond, recognizance, contract of indemnity, or writing obligatory in the nature of a bond, recognizance, or conditional undertaking shall be valid and binding upon the Company when (a) signed by the President, any Vice Chairman, any Executive Vice President, any Senior Vice President or any Vice President, any Second Vice President, the Treasurer, any Assistant Treasurer, the Corporate Secretary or any Assistant Secretary and duly attested and sealed with the Company’s seal by a Secretary or Assistant Secretary; or (b) duly executed (under seal, if required) by one or more Attorneys-in-Fact and Agents pursuant to the power prescribed in his or her certificate or their certificates of authority or by one or more Company officers pursuant to a written delegation of authority; and it is
FURTHER RESOLVED, that the signature of each of the following officers; President, any Executive Vice President, any Senior Vice President, any Vice President, any Assistant Vice President, any Secretary, any Assistant Secretary, and the seal of the Company may be affixed by facsimile to any power of attorney or to any certificate relating thereto appointing Resident Vice Presidents, Resident Assistant Secretaries or Attorneys-in-Fact for purposes only of executing and attesting bonds and undertakings and other writings obligatory in the nature thereof, and any such power of attorney or certificate bearing such facsimile signature or facsimile seal shall be valid and binding upon the Company and any such power so executed and certified by such facsimile signature and facsimile seal shall be valid and binding on the Company in the future with respect to any bond or understanding to which it is attached.
I, Kori M. Johanson, the undersigned. Assistant Secretary, of Farmington Casualty Company, Fidelity and Guaranty Insurance Company, Fidelity and Guaranty Insurance Underwriters, Inc., Seaboard Surety Company, St. Paul Fire and Marine Insurance Company, St. Paul Guardian Insurance Company, St. Paul Mercury Insurance Company, Travelers Casualty and Surety Company, Travelers Casualty and Surety Company of America, and United States Fidelity and Guaranty Company do hereby certify that the above and foregoing is a true and correct copy of the Power of Attorney executed by said Companies, which is in full force and effect and has not been revoked.
IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the seals of said Companies this 15th day of February, 2008

/s/ Kori M. Johanson
Kori M. Johanson, Assistant Secretary
To verify the authenticity of this Power of Attorney, call 1-800-421-3880 or contact us at www.travelersbond.com. Please refer to the Attorney-In-Fact number, the above-named individuals and the details of the bond to which the power is attached.
WARNING: THIS POWER OF ATTORNEY IS INVALID WITHOUT THE RED BORDER